UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WESCO INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020. Meeting Information WESCO INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: April 3, 2020 Date: May 28, 2020 Time: 2:00 PM EDT Location: Hyatt Regency Pittsburgh International Airport 1111 Airport Boulevard Pittsburgh, PA 15231 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/WCC2020. WESCO INTERNATIONAL, INC. You are receiving this communication because you hold shares 225 WEST STATION SQ. DR. SUITE 700 in the company named above. PITTSBURGH, PA 15219 This is not a ballot. You cannot use this notice to vote these ATTN: SAMANTHA L. O'DONOGHUE shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D04480-P34047*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020. Meeting Information WESCO INTERNATIONAL, INC. Meeting Type: Annual Meeting For holders as of: April 3, 2020 Date: May 28, 2020 Time: 2:00 PM EDT Location: Hyatt Regency Pittsburgh International Airport 1111 Airport Boulevard Pittsburgh, PA 15231 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/WCC2020. WESCO INTERNATIONAL, INC. You are receiving this communication because you hold shares 225 WEST STATION SQ. DR. SUITE 700 in the company named above. PITTSBURGH, PA 15219 This is not a ballot. You cannot use this notice to vote these ATTN: SAMANTHA L. O'DONOGHUE shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D04480-P34047

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked XXXX XXXX XXXX XXXX by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/WCC2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D04481-P34047Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked XXXX XXXX XXXX XXXX by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/WCC2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D04481-P34047

Voting Items The Board of Directors recommends you vote FOR the following: 1. Elect nine Directors for a one-year term expiring in 2021. Nominees: 01) John J. Engel 06) James L. Singleton 02) Matthew J. Espe 07) Easwaran Sundaram 03) Bobby J. Griffin 08) Laura K. Thompson 04) John K. Morgan 09) Lynn M. Utter 05) Steven A. Raymund The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approve, on an advisory basis, the compensation of the Company's named executive officers. 3. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D04482-P34047Voting Items The Board of Directors recommends you vote FOR the following: 1. Elect nine Directors for a one-year term expiring in 2021. Nominees: 01) John J. Engel 06) James L. Singleton 02) Matthew J. Espe 07) Easwaran Sundaram 03) Bobby J. Griffin 08) Laura K. Thompson 04) John K. Morgan 09) Lynn M. Utter 05) Steven A. Raymund The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Approve, on an advisory basis, the compensation of the Company's named executive officers. 3. Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D04482-P34047

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